SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




         Date of Report (Date of Earliest Event Reported) March 22, 2005
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                 Pope Resources, A Delaware Limited Partnership
             (Exact name of registrant as specified in its charter)



            Delaware                                              91-1313292
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(State or other jurisdiction of                                (I.R.S. Employer
 incorporation or organization)                              Identification No.)



                19245 Tenth Avenue NE, Poulsbo, Washington 98370
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               (Address of principal executive offices) (ZIP Code)


        Registrant's telephone number, including area code (360) 697-6626
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                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT
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Item 8.01 OTHER EVENTS

On March 22, 2005 the registrant announced a significant step forward on the Harbor Hill project with the submission of detailed applications to the City of Gig Harbor for a 25-acre retail shopping center. A copy of that announcement is attached hereto as Exhibit 99.1.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Description
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99.1              Press release dated March 22,2005


SIGNATURES
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Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP


DATE: March 22, 2005              BY:     /s/ Thomas M. Ringo
                                          -------------------
                                          Thomas M. Ringo
                                          Vice President and Chief Financial
                                            Officer, Pope Resources, A Delaware
                                            Limited Partnership, and Pope MGP,
                                            Inc., General Partner